SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                 Schedule 13E-3
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                              Electric M & R Inc.
                                (Name of Issuer)

                              ELECTRIC M & R INC.
                               & GRETCHEN OSWALD
                     (Name of Person(s) Filing Statement)

                    Common Stock, par value $1.00 per share
                         (Title of Class of Securities)

                                  284897-10-5
                     (CUSIP Number of Class of Securities)

                                             with a copy to:

     Gretchen Oswald, President              David G. Edwards, Esq.
     Electric M & R Inc.                     Doepken Keevican & Weiss, P.C.
     2025 Milford Drive                      37th Floor, USX Tower
     Bethel Park, PA  15102                  600 Grant Street
     (412)  831-6101                         Pittsburgh, PA 15219
                                             (412) 355-2743

      (Name, Address and Telephone Number of Persons Authorized to Receive
       Notice and Communications on Behalf of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):
a. (X) The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14a-103], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c)
          [Sect. 240.13e-3(c)] under the Securities Act of 1934.
b. ( ) The filing of registration statement under the Securities Act of 1933.
c.   ( )  A tender offer.
d.   ( )  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: (X)

Calculation of Filing Fee
  Transaction valuation*                       Amount of filing fee**
            $96,197.75                                   $19.24

___________________________________________________________________________
( ) Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:  $__________    Filing Party: __________

     Form or Registration No.: __________    Dated Filed: ___________

* The transaction valuation is based upon (i) $0.25, as the amount per pre-transaction share which the Issuer will pay in cash in lieu of fractional shares, multiplied by (ii) the aggregate number of pre-transaction shares of common stock for which the Issuer will pay cash.
**   Fee previously paid with prior filing of Preliminary Schedule 13E-3.


                               INTRODUCTORY NOTE

     This Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") relates to a reverse stock split (the "Transaction") by Electric M & R Inc., a Delaware corporation (the "Company"). The Transaction pertains to the Company's presently issued and outstanding shares of common stock, $1.00 par value per share (the "Common Stock"). The Company will pay cash in lieu of fractional shares that would otherwise result from the Transaction. As described in the Information Statement (the "Information Statement"), a copy of which is attached hereto as Exhibit 17(d), the Transaction is intended to be a"going private" transaction.

     The cross reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Information Statement of the information required to be included in response to the items of Schedule 13E-3. The Information Statement is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the information contained in the Information Statement.

                             CROSS REFERENCE SHEET
                       (Pursuant to General Instruction F
                               to Schedule 13E-3)

    Item in                          Location in
Schedule 13E-3                Information Statement

Item 1(a)                     Cover Pages

      (b)                     INTRODUCTION; SUMMARY.

      (c)                     PRICE RANGE OF COMMON STOCK; DIVIDENDS;
                              TRADING VOLUME

      (d) SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of the Transaction; PRICE RANGE OF COMMON STOCK; DIVIDENDS; TRADING VOLUME.

      (e)                     Not  applicable.

      (f)                     Not applicable.

Item 2 INTRODUCTION; INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE; PRINCIPAL HOLDERS OF VOTING SECURITIES.

Item 3                        Not applicable.

Item 4(a)                     INTRODUCTION; SUMMARY; SPECIAL FACTORS;
                              REVERSE STOCK SPLIT INFORMATION.

      (b) SUMMARY; SPECIAL FACTORS -- Certain Effects of the Transaction.

Item 5(a)-(e)                 Not applicable.

      (f)-(g)                 SPECIAL FACTORS -- Purpose of the
                              Transaction; Certain Effects of the
                              Transaction.

Item 6(a) REVERSE STOCK SPLIT INFORMATION -- Financing the Transaction.

      (b)                     REVERSE STOCK SPLIT INFORMATION -- Expenses.

      (c)-(d)                 Not applicable.

Item 7(a)-(c)                 SPECIAL FACTORS -- Purpose of the
                              Transaction.

      (d)                     SPECIAL FACTORS; REVERSE STOCK SPLIT
                              INFORMATION;

Item 8(a)-(b) SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of the Transaction.

      (c)                     Not applicable.

      (d)                     SPECIAL FACTORS  --
                              Recommendation of the Board of Directors;
                              Fairness of the Transaction

      (e) DESCRIPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO BE APPROVED; SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of the Transaction.

      (f)                     Not applicable.

Item 9(a)-(b) SUMMARY; SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of the Transaction.

      (c)                     INCORPORATION OF CERTAIN DOCUMENTS BY
                              REFERENCE.

Item 10(a)                    SUMMARY; PRINCIPAL HOLDERS OF THE VOTING
                              SECURITIES.

       (b)                    Not applicable.

Item 11                       Not applicable.

Item 12(a) DESCRIPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO BE APPROVED; SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of Transaction.

       (b) DESCRIPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO BE APPROVED.

Item 13(a) REVERSE STOCK SPLIT INFORMATION -- Appraisal and Other Rights.

       (b)-(c)                Not applicable.

Item 14(a)-(b)                INCORPORATION OF CERTAIN DOCUMENTS BY
                              REFERENCE.

Item 15(a)                    Not applicable.

       (b) SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of the Transaction.

Item 16                       Information Statement, generally.

Item 17(a)                    Not applicable.

       (b)                    Smith Opinion, generally, and Barreras
                              Appraisal, generally.

       (c)                    Not applicable.

       (d)                    Information Statement, generally.

       (e)                    Not applicable.

       (f)                    Not applicable.

Item 1.  Issuer and Class of Security Subject to the Transaction

     (a) Reference is hereby made to the information set forth on the cover pages of the Information Statement, which information is incorporated herein by reference.

     (b) Reference is hereby made to the information set forth under the headings "INTRODUCTION" and "SUMMARY" in the Information Statement, which information is incorporated herein by reference.

     (c) Reference is hereby made to the information set forth under the heading "PRICE RANGE OF COMMON STOCK; DIVIDENDS; TRADING VOLUME" in the Information Statement, which information is incorporated herein by reference.

     (d) Reference is hereby made to the information set forth under the headings "SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of the Transaction" and "PRICE RANGE OF COMMON STOCK; DIVIDENDS; TRADING VOLUME" in the Information Statement, which information is incorporated herein by reference.

     (e)  Not applicable.

     (f)  Not applicable.

Item 2.  Identity and Background

     This statement is filed by the issuer of the class of securities which is the subject of the Rule 13e-3 transaction and by Ms. Gretchen Oswald, President, Director and majority stockholder of the issuer.

     (a)-(d) Reference is hereby made to the information set forth under the headings "INTRODUCTION; INCORPORATION OF CERTAIN DOCUMENTS BY
REFERENCE; PRINCIPAL HOLDERS OF VOTING SECURITIES" in the Information Statement, which information is incorporated herein by reference.

     (e) Ms. Oswald has not, during the last 5 years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

     (f) Ms. Oswald has not, during the last 5 years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding been subject to a judgement, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or been found in violation of any such laws.

     (g)  Ms. Oswald is a U.S. citizen.

Item 3.  Past Contracts, Transactions or Negotiations

     (a)-(b)   Not applicable.

Item 4.  Terms of the Transaction

     (a) Reference is hereby made to the information set forth under the headings "INTRODUCTION," "SUMMARY," "SPECIAL FACTORS" and "REVERSE STOCK SPLIT INFORMATION" in the Information Statement, which information is incorporated herein by reference.

     (b) Reference is hereby made to the information set forth under the headings "SUMMARY" and "SPECIAL FACTORS -- Certain Effects of the
Transaction" in the Information Statement, which information is incorporated herein by reference.

Item 5.  Plans or Proposals of the Issuer or Affiliate

     (a)-(e)   Not applicable.

     (f)-(g) Reference is hereby made to the information set forth under the headings "SPECIAL FACTORS -- Purpose of the Transaction" and "SPECIAL FACTORS -- Certain Effects of the Transaction" in the Information
Statement, which information is incorporated herein by reference.

Item 6.  Source and Amount of Funds or Other Consideration

     (a) Reference is hereby made to the information set forth under the heading "REVERSE STOCK SPLIT INFORMATION -- Financing the Transaction" in the Information Statement, which information is incorporated herein by reference.

     (b) Reference is hereby made to the information set forth under the heading "REVERSE STOCK SPLIT INFORMATION -- Expenses" in the Information Statement, which information is incorporated herein by reference.

     (c)  Not applicable.

     (d)  Not applicable.

Item 7.  Purpose(s), Alternatives, Reasons and Effects

     (a)-(c) Reference is hereby made to the information set forth under the heading "SPECIAL FACTORS -- Purpose of the Transaction" in the Information Statement, which information is incorporated herein by reference.

     (d) Reference is hereby made to the information set forth under the headings "SPECIAL FACTORS" and "REVERSE STOCK SPLIT INFORMATION" in the Information Statement, which information is incorporated herein by reference.

Item 8.  Fairness of the Transaction

     (a)-(b) Reference is hereby made to the information under the heading "SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of the Transaction" in the Information Statement, which information is incorporated herein by reference.

     (c) The Transaction is not structured to require approval by a majority of unaffiliated shareholders.

     (d)-(e) Reference is hereby made to the information under the headings "DESCRIPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO BE APPROVED" and "SPECIAL FACTORS -- Recommendation of the Board of
Directors; Fairness of the Transaction" in the Information Statement, which information is incorporated herein by reference.

     (f)  Not applicable.

Item 9.  Reports, Opinions, Appraisals and Certain Negotiations

     (a)-(c) Reference is hereby made to the information under the headings "SUMMARY" and "SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of the Transaction" in the Information Statement, which information is incorporated herein by reference.

Item 10.  Interest in Securities of the Issuer

     (a) Reference is hereby made to the information under the headings "SUMMARY" and "PRINCIPAL HOLDERS OF VOTING SECURITIES" in the Information Statement, which information is incorporated herein by reference.

     (b)  Not applicable.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer s Securities

     Not applicable.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction

     (a) Reference is hereby made to the information under the headings "DESCRIPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO BE APPROVED" and "SPECIAL FACTORS -- Recommendation of the Board of Directors; Fairness of the Transaction" in the Information Statement, which information is incorporated herein by reference.

     (b) Reference is hereby made to the information under the heading "DESCRIPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO BE APPROVED" in the Information Statement, which information is incorporated herein by reference.

Item 13.  Other Provisions of the Transaction

     (a) Reference is hereby made to the information under the heading "REVERSE STOCK SPLIT INFORMATION -- Appraisal and Other Rights" in the Information Statement, which information is incorporated herein by reference. Appraisal rights will not be voluntarily accorded by the Issuer.

     (b)-(c)   Not applicable.

Item 14.  Financial Information

     (a)-(b) Reference is hereby made to the information under the heading "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" in the
Information Statement, which information is incorporated herein by reference.

Item 15.  Persons and Assets Employed, Retained or Utilized

     (a) Reference is hereby made to information under the heading "REVERSE STOCK SPLIT --Effective Date" in the Information Statement, which information is incorporated herein by reference.

     (b)   Not applicable.

Item 16.  Additional Information

     Reference is hereby made to the Information Statement, which contains additional information regarding the Transaction, which information is incorporated herein by reference.

Item 17.  Material to be Filed as Exhibits

     (a)  Not applicable.

     (b) Copies of the Smith Opinion and the Barreras Appraisal are incorporated herein by reference.

     (c)  Not applicable.

     (d) A copy of the Preliminary Information Statement is incorporated herein by reference.

     (e)  Not applicable.

     (f)  Not applicable.

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                   ELECTRIC  M & R INC.



                                   By:_________________________________
                                         Gretchen Oswald
                                   Title:   President
                                   Date:



                                   By:_________________________________
                                         Gretchen Oswald

                                 EXHIBIT INDEX


                                                         Sequentially
                                                           Numbered
Number         Description                                   Page

17(a)          Not applicable.............................................
17(b)(1)       Smith Opinion..............................................
17(b)(2)       Barreras Appraisal.........................................
17(c)          Not applicable.............................................
17(d)          Preliminary Information Statement..........................
17(e)          Not applicable.............................................
17(f)          Not applicable.............................................

                                EXHIBIT 17(B)(1)


March 29, 1996

Mr. Vincent E. Oswald, Chairman
Electric M & R Inc.
2025 Milford Drive
Bethel Park, PA 15102

Dear Mr. Oswald:

    You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of Common Stock of Electric M & R Inc. (the Company ) of the consideration to be received by such holders pursuant to a Proposed Purchase (the Proposed Purchase ) of all outstanding shares, other than those held by Gretchen Oswald, for a purchase price of $0.25 per share. Smith Dougherty Inc. is an independent valuation firm regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, federal estate, gift and income taxes, and other business and personal financial planning purposes.

In reaching our conclusion, we have, among other things:

1. Analyzed the audited financial statements of the Company for the years ended December 31, 1991 through 1995.

2. Visited the facilities of the Company in Bethel Park, PA and Irwin, PA and conducted discussions with management concerning the Company's history, operations, financial condition, prospects, industry forces and trends.

3. Reviewed the historical market prices and trading activity for the shares of the Company's Common Stock.

4. Reviewed independent appraisals of the Company's real property located in Puerto Rico.

5. Reviewed information on current conditions and outlooks for the general economy and for the industries in which the Company deals.

6. Reviewed information on litigation and environmental matters involving the Company.

7. Studied information on the debt condition of the Company, specifically as to the impact of said debt on the going concern value of the Company.

    Our analysis and judgments assume the accuracy and completeness of the information and representations provided to us orally and in writing. We assume that there are no material changes in such information and representations since they were received.

    Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion as of this date that the consideration to be received by the holders of Common Stock of the Company pursuant to the Proposed Purchase is fair to such holders from a financial point of view.

                                 Very truly yours,
                                 Smith Dougherty Inc.



                                 Thomas A. Dougherty
                                 President

                                EXHIBIT 17(b)(2)



                                Raul O. Barreras
                             Tasador Bienes Raices
                       Oficina 503, Condominio San Martin
                           Avenida Ponce De Leon 1605
                          Santurce, Puerto Rico  00909

March 2, 1996




Mr. Vincent Oswald
Chairman of the Board
M & R Electric, Inc.
2025 Milford Drive
Bethel Park, PA    15102

RE: Summary of the Appraisal Results of Seven Properties Owned by M & R Electric, Inc., all located at Sabana Ward,
     Luquillo, Puerto Rico.

Dear Mr. Oswald:

     The appraised value of your seven properties, located at Sabana Ward, Luquillo, PR, as of February 29, 1996, is as follows:

     l.  26.9133 "cds". parcel...........$   740,000

     2.  12,1406 "cds". parcel...........$   290,000

     3.  4.3477 "cds". parcel............$    71,000

     4.  38.0000 "cds". parcel...........$   415,000

     5.  821.37 Sq. Mts. Lot.............$    36,000

     6.  969.00 Sq. Mts. Lot.............$    42,000

     7.  7.1671 "cds". parcel............$   645,000

                         Total...........$ 2,239,000

     Properties 1 through 6 were appraised by the undersigned appraiser, while property No. 7 is the appraised value of the government in the expropriation case established by the Commonwealth of Puerto Rico. For that particular case, we will prepare a full appraisal report, to establish what we consider the fair market value of the expropriated parcel.

Mr. Vincent Oswald
March 2, 1996
Page -2-



     Due to typing delays, we were not able to send you today, the individual appraisal reports for each one of the appraised properties. However, we expect to have them ready on Monday morning, and at that particular time, we will send them to you by Federal Express.

                                       Sincerely,

                                       Raul O. Barreras
                                       Certified Real Estate
                                       Appraiser

ROB/eip

                                   EXHIBIT 17 (d)